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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                      FEBRUARY 21, 1997 (FEBRUARY 6, 1997)
                      ------------------------------------
                Date of Report (Date of earliest event reported)

                                 RENT-WAY, INC.
                                 --------------
             (Exact name of registrant as specified in its charter)

       PENNSYLVANIA                     000-22026                 25-1407782
       ------------                     ---------                 ----------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of corporation)                                         Identification No.)

    3230 WEST LAKE ROAD, ERIE, PENNSYLVANIA                           16505
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   (Address of principal executive offices)                         Zip Code

Registrant's telephone number, including area code:      (814) 836-0618
                                                       ------------------

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On February 6, 1997, Rent-Way, Inc. ("the Company") completed the acquisition of Perry Electronics, Inc. d/b/a as Rental King ("Rental King") for consideration of $17,888,000 in cash. Prior to the acquisition, Rental King was wholly owned by Robert L. Thomas, Norma J. Thomas, Randall L. Snyder and Niki L. Snyder. The amount and form of consideration paid to such persons was determined through arm's length negotiations. Pursuant to terms of the acquisition $2,000,000 of the purchase price was placed in escrow and held subject to the terms of the escrow agreement. The cash paid in the acquisition was drawn against the Company's existing line of credit with National City Bank of Pennsylvania and with the net proceeds from a private placement of 7% convertible subordinated debentures due in 2007.

Rental King operated a chain of 70 rental-purchase stores located in Michigan, Ohio, Colorado, Indiana, Florida, Kentucky and West Virginia. Annual revenues for Rental King were approximately $24.0 million.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         a. Financial statements of business acquired. Financial statements required by Regulation S-X Article 3, Item 3-05 will be filed by amendment.

         b. Proforma financial information. Proforma financial information required by Regulation S-X Article 11 will be filed by amendment.

         c. Exhibits in Accordance with the Provisions of Item 601 of Regulation S-K:

             Exhibit

             (2)-7 Stock Purchase Agreement between Rent-Way, Inc., Perry
                   Electronics, Inc. d/b/a Rental King, Robert L. Thomas, Norma J. Thomas, Randall L. Snyder and Niki L. Snyder dated January 24, 1997.

             (2)-8 Closing Letter Agreement. Amendment to the Stock Purchase
                   Agreement Perry Electronics, Inc. d/b/a Rental King, Robert L. Thomas, Norma J. Thomas, Randall L. Snyder and Niki L. Snyder dated January 24, 1997.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                RENT-WAY, INC.
                                          ---------------------------
                                                 (Registrant)

Date       February 21, 1997               /s/ JEFFREY A. CONWAY
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                                                  (Signature)
                                               JEFFREY A. CONWAY
                                            CHIEF FINANCIAL OFFICER

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